UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-02482
Van Kampen Money Market Fund

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices)     (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 5/31
Date of reporting period: 11/30/08

Item 1. Report to Shareholders.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Money Market Fund, formerly Reserve Fund, performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of November 30, 2008.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation nor any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 11/30/08

	A Shares	B Shares		C Shares
	since 7/12/74	since 4/18/95		since 4/18/95
			w/max		w/max
			4.00%		1.00%
Average Annual	w/o sales	w/o sales	sales	w/o sales	sales
Total Returns	charges	charges	charge	charges	charge

Since Inception	5.90%	2.88%	2.88%	2.70%	2.70%

10-year	2.84	2.34	2.34	2.25	2.25

5-year	2.62	2.08	1.81	2.13	2.13

1-year	2.17	1.60	–2.40	1.61	0.61

6-months	0.67	0.42	–3.58	0.42	–0.58

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

Average annual total return includes a contingent deferred sales charge of 4.00 percent for Class B shares (in the first and second year and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.15 percent for Class A shares and up to 0.90 percent for Class B and C shares. The Since Inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower. Periods of less than one year are not annualized.

Figures shown above assume reinvestment of all dividends and capital gains. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

Fund Report
For the six-month period ended November 30, 2008

Market Conditions

The U.S. economy weakened considerably during the six-month review period. After rising in the first two quarters of 2008, gross domestic product (GDP) growth fell to –0.5 percent in the third quarter in a decline which is widely expected to have accelerated into the fourth quarter. Other economic data reflected the weakness, with employment figures negative for every month of 2008 to date and the Institute for Supply Management (ISM) Index, a measure of manufacturing activity, falling to its lowest level in more than 25 years. The residential housing market remained depressed, as home sales and prices continued to decline. Although commodity and fuel prices declined sharply during the period, consumer confidence continued to wane as fears of recession grew. These fears were realized in November when it was declared that the U.S. economy had, in fact, slid into recession.

The weakening economic outlook, coupled with credit and liquidity constraints and mortgage defaults, made for an extremely volatile market throughout the period under review. The Federal Reserve (the “Fed”) and the Treasury made considerable efforts to support both the market and the economy, including a range of innovative programs as well as aggressive reductions in the federal funds target rate and discount rate. These actions were often taken in coordination with central banks across the developed world. At the end of the period, these measures had in part helped to reduce the credit bellwether London Interbank Offered Rate (LIBOR) from its prior record levels, though LIBOR remained well above the Fed’s policy target for federal funds of 1 percent.

Performance Analysis

For the six-month period ended November 30, 2008, the Fund provided a total return of 0.67 percent (Class A shares). For the seven-day period ended November 30, 2008, the Fund provided an annualized yield of 0.05 percent, while its 30-day average annualized yield was 0.10 percent for the Class A shares. Yield quotations more closely reflect the current earnings of the portfolio.

Total returns for the six-month period ended November 30, 2008

Class A	Class B	Class C

0.67%	0.42%	0.42%

The performance for the three share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information.

As of the end of the period, the Fund had net assets of approximately $906 million. The average maturity of the portfolio was 12 days.

Throughout the reporting period, the Fund continued to seek high liquidity and preservation of capital while generating a yield reflecting prevailing money market conditions. To do this, the management team continued its long standing policy of purchasing only high quality, very liquid, money market securities. The Fund’s portfolio did not contain any derivative securities as of the end of the reporting period.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Portfolio Composition as of 11/30/08 (Unaudited)

Repurchase Agreements	43.9%
Commercial Paper	28.7
Government Agency Obligations	20.7
Floating Rate Notes	3.4
Certificates of Deposit	3.3

Subject to change daily. All percentages are as a percentage of total investments. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 6/1/08 - 11/30/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	6/1/08	11/30/08	6/1/08-11/30/08

Class A
Actual	$1,000.00	$1,006.72	$4.18
Hypothetical	1,000.00	1,020.91	4.20
(5% annual return before expenses)

Class B
Actual	1,000.00	1,004.18	6.58
Hypothetical	1,000.00	1,018.50	6.63
(5% annual return before expenses)

Class C
Actual	1,000.00	1,004.19	6.58
Hypothetical	1,000.00	1,018.50	6.63
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.83%, 1.31% and 1.31% for Class A, B and C Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

Van Kampen Money Market Fund
Portfolio of Investments  ■  November 30, 2008 (Unaudited)

Par			Yield on
Amount			Date of		Amortized
(000)	Description	Maturity	Purchase		Cost

	Repurchase Agreements 44.0%
	Banc of America Securities ($187,800,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.30%, dated 11/28/08, to be sold on 12/01/08 at $187,804,695)				$187,800,000
	Citigroup Global Markets, Inc. ($210,000,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.25%, dated 11/28/08, to be sold on 12/01/08 at $210,004,375)				210,000,000

	Total Repurchase Agreements 44.0%				397,800,000

	Commercial Paper 28.8%
$12,000	Barclays US Funding LLC	12/19/08	1.502%		11,991,000
3,000	BNP Paribas, Inc.	12/23/08	2.900		2,994,733
15,000	Calyon North America	12/22/08	1.321		14,988,187
2,000	General Electric Capital Corp.	12/08/08	2.496		1,999,047
3,000	General Electric Capital Corp.	12/30/08	2.752		2,993,427
13,500	ING America Insurance Corp.	12/05/08	2.781		13,495,860
42,000	JPMorgan Chase & Co.	12/01/08	0.500		42,000,000
38,000	Rabobank, NA	12/19/08	1.001		37,981,000
10,500	Royal Bank of Scotland Group PLC	03/16/09	3.109		10,406,288
40,000	Societe Generale, NA	12/15/08	1.422		39,977,911
40,000	UBS Finance (Delaware) LLC	12/16/08	1.352		39,977,500
42,000	Wells Fargo & Co.	12/01/08	0.313		42,000,000

	Total Commercial Paper 28.8%				260,804,953

	Government Agency Obligations 20.7%
95,000	Federal Home Loan Bank	12/10/08	*		94,996,437
15,000	Federal Home Loan Bank	12/01/08	*		15,000,000
64,000	Federal Home Loan Mortgage Corp.	12/08/08	*		63,996,889
13,600	Federal National Mortgage Association	12/08/08	*		13,599,603

	Total Government Agency Obligations 20.7%				187,592,929

	Floating Rate Notes 3.4%
5,000	Bank of Nova Scotia	05/06/09	3.106	**	5,000,000
4,000	Barclays Bank PLC	05/20/09	1.903	**	4,000,000
8,000	Barclays Bank PLC	07/20/09	2.078	**	8,000,000
4,000	Barclays Bank PLC	06/09/09	3.127	**	4,000,000
5,000	Deutsche Bank, AG	01/21/09	3.414	**	5,000,000
5,000	Wachovia Bank, NA	02/04/09	4.418	**	5,000,000

	Total Floating Rate Notes 3.4%				31,000,000

	Certificates of Deposit 3.3%
10,000	Banco Bilbao Vizcaya	12/12/08	2.900		10,000,487
5,000	Branch Banking & Trust	02/05/09	3.190		5,000,000
7,000	Calyon NY	03/13/09	3.100		7,000,000

See Notes to Financial Statements

Van Kampen Money Market Fund
Portfolio of Investments  ■  November 30, 2008 (Unaudited)  continued

Par			Yield on
Amount			Date of	Amortized
(000)	Description	Maturity	Purchase	Cost

	Certificates of Deposit (Continued)
$3,000	Royal Bank of Scotland Group PLC	02/23/09	3.150%	$2,999,884
5,000	Royal Bank of Scotland Group PLC	12/08/08	3.180	5,000,000

	Total Certificates of Deposit 3.3%			30,000,371

Total Investments 100.2% (a)				907,198,253

Liabilities in Excess of Other Assets (0.2%)				(1,678,657)

Net Assets 100.0%				$905,519,596

Percentages are calculated as a percentage of net assets.

*	Zero Coupon Bond

**	Yield in effect as of November 30, 2008

(a)	At November 30, 2008, cost is identical for both book and federal income tax purposes.

See Notes to Financial Statements

Van Kampen Money Market Fund
Financial Statements

Statement of Assets and Liabilities
November 30, 2008 (Unaudited)

Assets:
Total Investments, at amortized cost which approximates market value (including repurchase agreements of $397,800,000)	$907,198,253
Cash	13,703,357
Receivables:
Fund Shares Sold	1,683,130
Interest	474,360
Investments Sold	1,142
Other	160,175

Total Assets	923,220,417

Liabilities:
Payables:
Investments Purchased	13,599,433
Fund Shares Repurchased	3,160,750
Investment Advisory Fee	282,257
Distributor and Affiliates	159,681
Income Distributions	1,423
Trustees’ Deferred Compensation and Retirement Plans	216,690
Accrued Expenses	280,587

Total Liabilities	17,700,821

Net Assets	$905,519,596

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$905,529,912
Accumulated Undistributed Net Investment Income	(3,068)
Accumulated Net Realized Loss	(7,248)

Net Assets	$905,519,596

Maximum Offering Price Per Share:
Class A Shares:
Net asset value, offering price and redemption price per share (Based on net assets of $669,879,934 and 669,923,521 shares of beneficial interest issued and outstanding)	$1.00

Class B Shares:
Net asset value and offering price per share (Based on net assets of $156,349,173 and 156,359,740 shares of beneficial interest issued and outstanding)	$1.00

Class C Shares:
Net asset value and offering price per share (Based on net assets of $79,290,489 and 79,314,852 shares of beneficial interest issued and outstanding)	$1.00

See Notes to Financial Statements

Van Kampen Money Market Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended November 30, 2008 (Unaudited)

Investment Income:
Interest	$7,615,936

Expenses:
Investment Advisory Fee	1,460,269
Distribution (12b-1) and Service Fees
Class A	405,351
Class B	527,437
Class C	278,629
Transfer Agent Fees	779,658
Registration Fees	82,461
Accounting and Administrative Expenses	54,366
Reports to Shareholders	31,502
Custody	20,924
Professional Fees	17,871
Trustees’ Fees and Related Expenses	17,432
Other	66,854

Total Expenses	3,742,754
Expense Reduction	260,984
Less Credits Earned on Cash Balances	17,355

Net Expenses	3,464,415

Net Investment Income	$4,151,521

Net Increase in Net Assets From Operations	$4,151,521

See Notes to Financial Statements

Van Kampen Money Market Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	November 30, 2008	May 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$4,151,521	$18,170,742
Net Realized Gain	-0-	3,020

Change in Net Assets from Operations	4,151,521	18,173,762

Distributions from Net Investment Income:
Class A Shares	(3,470,730)	(14,534,842)
Class B Shares	(434,624)	(2,375,772)
Class C Shares	(246,205)	(1,252,797)

Total Distributions	(4,151,559)	(18,163,411)

Net Change in Net Assets from Investment Activities	(38)	10,351

From Capital Transactions:
Proceeds from Shares Sold	697,289,629	748,969,019
Net Asset Value of Shares Issued Through Dividend Reinvestment	4,151,559	18,163,411
Cost of Shares Repurchased	(409,617,241)	(587,382,882)

Net Change in Net Assets from Capital Transactions	291,823,947	179,749,548

Net Change in Net Assets	291,823,909	179,759,899
Net Assets:
Beginning of the Period	613,695,687	433,935,788

End of the Period (Including accumulated undistributed net investment income of $(3,068) and $(3,030), respectively)	$905,519,596	$613,695,687

See Notes to Financial Statements

Van Kampen Money Market Fund
Financial Highlights (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	November 30,	Year Ended May 31,
Class A Shares	2008	2008		2007		2006		2005	2004

Net Asset Value, Beginning of the Period	$1.00	$1.00		$1.00		$1.00		$1.00	$1.00

Net Investment Income	0.01 (a)	0.04	(a)	0.04	(a)	0.03	(a)	0.01	-0-	(b)
Less Distributions from Net Investment Income	0.01	0.04		0.04		0.03		0.01	-0-	(b)

Net Asset Value, End of the Period	$1.00	$1.00		$1.00		$1.00		$1.00	$1.00

Total Return* (c)	0.67% **	3.71%		4.45%		3.13%		1.11%	0.24%
Net Assets at End of the Period (In millions)	$669.9	$461.9		$342.2		$379.5		$370.3	$452.1
Ratio of Expenses to Average Net Assets* (d)	0.83%	0.93%		0.99%		1.02%		0.97%	0.84%
Ratio of Net Investment Income to Average Net Assets*	1.26%	3.55%		4.36%		3.08%		1.07%	0.25%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d)	0.84%	N/A		N/A		N/A		N/A	0.94%
Ratio of Net Investment Income to Average Net Assets	1.25%	N/A		N/A		N/A		N/A	0.15%

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $.01 per share.

(c)	Assumes reinvestment of all distributions for the period and includes combined Rule 12b-1 fees and service fees of up to .15% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .02% for the years ended May 31, 2008, May 31, 2007 and May 31, 2006 and by .01% for the year ended May 31, 2005.

N/A=Not Applicable

See Notes to Financial Statements

Van Kampen Money Market Fund
Financial Highlights (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	November 30,		Year Ended May 31,
Class B Shares	2008		2008		2007		2006		2005	2004

Net Asset Value, Beginning of the Period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Net Investment Income	-0-	(a)(b)	0.03	(a)	0.04	(a)	0.02	(a)	0.01	-0-	(b)
Less Distributions from Net Investment Income	-0-	(b)	0.03		0.04		0.02		0.01	-0-	(b)

Net Asset Value, End of the Period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Total Return* (c)	0.42%	**	3.09%		3.83%		2.51%		0.59%	0.06%
Net Assets at End of the Period (In millions)	$156.3		$94.4		$70.5		$91.8		$133.2	$214.0
Ratio of Expenses to Average Net Assets* (d)	1.31%		1.53%		1.59%		1.63%		1.47%	1.04%
Ratio of Net Investment Income to Average Net Assets*	0.74%		2.92%		3.76%		2.41%		0.51%	0.06%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d)	1.59%		1.69%		1.75%		1.79%		1.72%	1.68%
Ratio of Net Investment Income/Loss to Average Net Assets	0.45%		2.76%		3.60%		2.25%		0.26%	(0.59%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $.01 per share.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge (CDSC) of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .90% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .02% for the years ended May 31, 2008, May 31, 2007 and May 31, 2006 and by .01% for the year ended May 31, 2005.

See Notes to Financial Statements

Van Kampen Money Market Fund
Financial Highlights (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	November 30,		Year Ended May 31,
Class C Shares	2008		2008		2007		2006		2005		2004

Net Asset Value, Beginning of the Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net Investment Income	-0-	(a)(b)	0.03	(a)	0.04	(a)	0.02	(a)	0.01		-0-	(b)
Less Distributions from Net Investment Income	-0-	(b)	0.03		0.04		0.02		0.01		-0-	(b)

Net Asset Value, End of the Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return* (c)	0.42%	(d)**	3.09%		3.83%		2.56%	(d)	0.64%	(d)	0.29%	(d)
Net Assets at End of the Period (In millions)	$79.3		$57.4		$21.3		$24.2		$30.5		$51.9
Ratio of Expenses to Average Net Assets* (e)	1.31%	(d)	1.52%		1.59%		1.58%	(d)	1.42%	(d)	0.89%	(d)
Ratio of Net Investment Income to Average Net Assets*	0.77%	(d)	2.77%		3.76%		2.44%	(d)	0.55%	(d)	0.20%	(d)
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (e)	1.56%	(d)	1.67%		1.75%		1.74%	(d)	1.68%	(d)	1.54%	(d)
Ratio of Net Investment Income/Loss to Average Net Assets	0.52%	(d)	2.61%		3.60%		2.28%	(d)	0.28%	(d)	(0.44%	)(d)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $.01 per share.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .90% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than .90% (See footnote 4).

(e)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .02% for the years ended May 31, 2008, May 31, 2007 and May 31, 2006 and by .01% for the year ended May 31, 2005.

See Notes to Financial Statements

Van Kampen Money Market Fund
Notes to Financial Statements  ■  November 30, 2008 (Unaudited)

1. Significant Accounting Policies
Van Kampen Money Market Fund (formerly Reserve Fund) (the “Fund”) is organized as a Delaware statutory trust. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek protection of capital and high current income. The Fund’s investment adviser seeks to achieve this objective through investments in U.S. dollar denominated money market securities. The Fund commenced investment operations on July 12, 1974. The Fund offers Class A Shares, Class B Shares and Class C Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments are valued at amortized cost, which approximates market value. Under this valuation method, a portfolio instrument is initially recorded at cost, any discount is accreted and any premium is amortized on a straight-line basis to the maturity of the instrument.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective June 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Van Kampen Money Market Fund
Notes to Financial Statements  ■  November 30, 2008 (Unaudited)  continued

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$-0-
Level 2—Other Significant Observable Inputs	907,198,253
Level 3—Significant Unobservable Inputs	-0-

Total	$907,198,253

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses Interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro-rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required. The Fund adopted the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes on November 30, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended May 31, 2008, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the prior fiscal year, the Fund utilized capital losses carried forward of $8,792. At May 31, 2008, the Fund had an

Van Kampen Money Market Fund
Notes to Financial Statements  ■  November 30, 2008 (Unaudited)  continued

accumulated capital loss carryforward for tax purposes of $7,248, which will expire according to the following schedule.

Amount	Expiration

$6,842	May 31, 2012
406	May 31, 2013

E. Distribution of Income and Gains The Fund declares dividends daily from net investment income and automatically reinvests such dividends daily. Shareholders can elect to receive the cash equivalent of their daily dividends at each month end. The Fund distributes capital gains, if any, to shareholders at least annually.
The tax character of distributions paid during the year ended May 31, 2008 was as follows:

Distributions paid from:
Ordinary income	$18,175,822

As of May 31, 2008, the component of distributable earnings on a tax basis was as follows:

Undistributed ordinary income	$279,747

F. Credits Earned on Cash Balances During the six months ended November 30, 2008, the Fund’s custody was reduced by $17,355 as a result of credits earned on cash balances.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $250 million	.450%
Next $500 million	.375
Next $500 million	.325
Next $250 million	.300
Next $250 million	.275
Next $500 million	.250
Next $500 million	.225
Next $12.25 billion	.200
Next $2.50 billion	.199
Next $7.50 billion	.198
Next $5.00 billion	.197
Over $30.00 billion	.196

For the six months ended November 30, 2008, the Fund recognized expenses of approximately $5,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Van Kampen Money Market Fund
Notes to Financial Statements  ■  November 30, 2008 (Unaudited)  continued

Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended November 30, 2008, the Fund recognized expenses of approximately $24,400 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended November 30, 2008, the Fund recognized expenses of approximately $332,100 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $116,100 are included in “Other” assets on the Statement of Assets and Liabilities at November 30, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended November 30, 2008, Van Kampen, as Distributor for the Fund, received net commissions on redeemed shares which were subject to a contingent deferred sales charge (CDSC) of approximately $311,600. Sales charges do not represent expenses to the Fund.

Van Kampen Money Market Fund
Notes to Financial Statements  ■  November 30, 2008 (Unaudited)  continued

3. Capital Transactions
For the six months ended November 30, 2008 and the year ended May 31, 2008 transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	November 30, 2008		May 31, 2008
	Shares	Value	Shares	Value

Sales:
Class A	514,311,984	$514,311,984	534,218,435	$534,218,435
Class B	118,313,270	118,313,270	99,638,657	99,638,657
Class C	64,664,375	64,664,375	115,111,927	115,111,927

Total Sales	697,289,629	$697,289,629	748,969,019	$748,969,019

Dividend Reinvestment:
Class A	3,470,730	$3,470,730	14,534,842	$14,534,842
Class B	434,624	434,624	2,375,772	2,375,772
Class C	246,205	246,205	1,252,797	1,252,797

Total Dividend Reinvestment	4,151,559	$4,151,559	18,163,411	$18,163,411

Repurchases:
Class A	(309,727,662)	$(309,727,662)	(429,102,633)	$(429,102,633)
Class B	(56,841,587)	(56,841,587)	(78,078,604)	(78,078,604)
Class C	(43,047,992)	(43,047,992)	(80,201,645)	(80,201,645)

Total Repurchases	(409,617,241)	$(409,617,241)	(587,382,882)	$(587,382,882)

4. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .15% of Class A average daily net assets and up to .90% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly. The Distributor is currently waiving a portion of the distribution and service fees for Class B Shares and Class C Shares. For the six months ended November 30, 2008, the Distributor waived $260,984 of distribution and service fees. Due to the voluntary waiver, the aggregate distribution and service fees are currently .14%, .61% and .62% for Class A Shares, Class B Shares and Class C Shares, respectively. This waiver is voluntary in nature and can be discontinued at any time.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $4,320,000 and $18,600 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

Van Kampen Money Market Fund
Notes to Financial Statements  ■  November 30, 2008 (Unaudited)  continued

5. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6. Accounting Pronouncement
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

7. Subsequent Event
Effective January 20, 2009, Van Kampen Reserve Fund has been renamed Van Kampen Money Market Fund.

8. U.S. Treasury Temporary Guaranty Program
The Board of Trustees approved the participation by the Fund in the U.S. Department of the Treasury’s Temporary Guaranty Program (“Program”) for money market funds. Although the Fund has continued to maintain a net asset value of $1.00 per share, the Fund believes that participation in the Program will provide an added level of assurance for its shareholders. The Program provides a guarantee to participating money market mutual fund shareholders based on the number of shares invested in the Fund at the close of business on September 19, 2008. Any increase in the number of shares an investor holds after the close of business on September 19, 2008, will not be guaranteed. If a customer closes his/her account with the Fund or broker-dealer, any future investment in the Fund will not be guaranteed. If the number of shares an investor holds fluctuates over the period, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less. The Program had originally been set to expire on December 18, 2008, but was recently extended by the Treasury Department until April 30, 2009. The expense of the Program, amounting to $177,237, is born by the Fund and amortized on a straight line basis over the term of the Program’s coverage.

Van Kampen Money Market Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Amy R. Doberman
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Money Market Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

(continued on next page)

Van Kampen Money Market Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Money Market Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

(continued on next page)

Van Kampen Money Market Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen Money Market Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

23, 133, 233
RESSAN 1/09
IU09-00003P-Y11/08

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) Code of Ethics — Not applicable for semi-annual reports.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Money Market Fund

By: Name:	/s/ Edward C. Wood III Edward C. Wood III
Title:	Principal Executive Officer
Date:	January 20, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: Name:	/s/ Edward C. Wood III Edward C. Wood III
Title:	Principal Executive Officer
Date:	January 20, 2009

By: Name:	/s/ Stuart N. Schuldt Stuart N. Schuldt
Title:	Principal Financial Officer
Date:	January 20, 2009